CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                        For the six months ended June 30, 1997 (Unaudited)
                            --------------------------------------------------------------------------------------------------------
                                                                        Pro Forma Adjustments
                                          -----------------------------------------------------------------------------
                                                                         January      April                  August
                                                                          Common      Common       June     Preferred
                                            Acquired       Probable       Stock       Stock        Debt       Stock      Pro Forma
                            Historical(A) Properties(B) Acquisitions(C) Offering(D) Offering(E) Offering(F) Offering(G) Consolidated
                            ------------- ------------- --------------- ----------- ----------- ----------- ----------- ------------
Real estate operating
 revenue:
    Rental revenue          $143,977      $ 35,065(1)    $    -          $    -     $    -      $    -       $     -       $179,042
    Real estate service
     income                    7,936         9,588(1)         -               -          -           -             -         17,524
                            ----------    -----------    ---------       --------   --------    --------     ----------    ---------
         Total revenues      151,913        44,653            -               -          -           -             -        196,566
                            ----------    -----------    ---------       --------   --------    --------     ----------    ---------

Real estate operating
 expenses:
    Property operating
     expenses                 50,388        17,558(4)         -               -          -           -             -         67,946
    Interest expense          22,992        15,375(2)         (107)         (823)     (4,583)         158        (7,094)     25,918
    General and
     administrative           10,332         9,468(1)         -               -          -           -             -         19,800
    Depreciation and
     amortization             34,183         5,923(3)         -               -          -           -             -         40,106
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------
        Total operating
          expenses           117,895        48,324            (107)         (823)     (4,583)         158        (7,094)    153,770
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

         Real estate
          operating income    34,018        (3,671)            107           823       4,583         (158)        7,094      42,796

    Other operating
     income (expense), net     1,509           -              -               -          -           -             -          1,509
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

    Income before minority
     interest                 35,527        (3,671)            107           823       4,583         (158)        7,094      44,305
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

Minority interest             (3,737)         (130)(5)            (1)         -          -               -         -         (3,868)
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

    Income from continuing
     operations             $ 31,790        (3,801)       $    106        $  823     $ 4,583        $(158)       $7,094    $ 40,437
                            ==========    ===========    =========       ========   ========    =========    ==========    =========

Earnings from continuing
 operations per common
 share                      $   0.58                                                                                       $ 0.53(H)
                            ==========                                                                                     ========

                                                        For the six months ended June 30, 1997 (Unaudited)
                            --------------------------------------------------------------------------------------------------------
                                                                        Pro Forma Adjustments
                                          -----------------------------------------------------------------------------
                                                                           January     April                  August
                                                                           Common     Common       June      Preferred
                                             Acquired        Probable      Stock      Stock        Debt       Stock      Pro Forma
                            Historical(A) Properties(B) Acquisitions(C) Offering(D) Offering(E) Offering(F) Offering(G) Consolidated
                            ------------- ------------- --------------- ----------- ----------- ----------- ----------- ------------
Real estate operating
 revenue:
    Rental revenue          $154,165       $167,384(1)   $    -          $    -     $    -      $    -       $    -        $321,549
    Real estate service
     income                   12,512         18,154(1)        -               -          -           -            -          30,666
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------
         Total revenues      166,677        185,538           -               -          -           -            -         352,215
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

Real estate operating
 expenses:
    Property operating
     expenses                 51,927         68,445(4)        -               -          -           -            -         120,372
    Interest expense          31,630         62,352(2)       (219)        (10,200)   (15,609)          (6)     (14,498)      53,450
    General and
     administrative           15,228         17,264(1)        -               -          -           -               -       32,492
    Depreciation and
     amortization             38,264         34,950(3)        -               -          -           -               -       73,214
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------
         Total operating
          expenses           137,049        183,011          (219)        (10,200)   (15,609)          (6)     (14,498)     279,528
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

         Real estate
          operating income    29,628          2,527           219          10,200     15,609            6       14,498       72,687

    Other operating income
     (expense), net              (94)             8(1)         -              -          -           -               -          (86)
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

    Income before minority
     interest                 29,534          2,535           219          10,200     15,609            6       14,498       72,601
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

Minority interest             (4,732)          (887)(5)         3             -          -            -             -        (5,616)
                            ----------    -----------    ---------       --------   --------    ---------    ----------    ---------

    Income from continuing
     operations             $ 24,802         $1,648        $  222         $10,200    $15,609     $      6      $14,498     $ 66,985
                            ==========    ===========    =========       ========   ========    =========    ==========    =========

Earnings from continuing
 operations per common
 share                      $  0.90                                                                                         $0.82(H)
                            =========                                                                                       ========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                  June 30, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of June 30, 1997.

(B) Reflects the following pro forma adjustments related to the acquired properties:
       (1) total acquisition costs of $195,219 ($16,200 related to Von Karman, $25,258 related to San Mateo, $5,200 related to Two Mission Park, $15,138 related to 3571 North First Street, $7,804 related to the Lightspan Building, $2,019 related to Preston Ridge land, $39,000 related to CM Capital, $34,100 related to Panattoni, and $50,500 related to OmniOffices; and
       (2) the assumption of existing debt of $500 related to OmniOffices, the assumption of other liabilities totaling $655, use of the Company's purchase deposits of $2,450 (net of other assets acquired of $39,394 related to OmniOffices), and draws on the Company's line of credit of $191,613.

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
       (3) total acquisition costs of $62,075 ($8,117 related to Reston Crossing land, $22,284 related to Valley Technology Centre land, $9,800 related to Rosewood, $17,400 related to Watkins-Johnson, and $2,366 related to Draper Park North land, and $2,108 related to Sorenson land); and
       (4) the use of the Company's purchase deposits of $2,920 and draws on the Company's line of credit of $59,155.

(D) Reflects the issuance of $275,000 of senior unsecured notes. The Company used all of the proceeds (net of deferred financing costs incurred of $2,250 and the discount on issuance of $807) to pay down amounts outstanding under its line of credit.

(E) Reflects the sale of 8,000,000 shares of Series B Cumulative Redeemable Preferred Stock at a net price of $193,300, after deduction of transaction costs $400. The Company used all of the proceeds to pay down amounts outstanding under its line of credit.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                      At June 30, 1997 (Unaudited)
                                       --------------------------------------------------------------------------------------------
                                                                             Pro Forma Adjustments
                                                         ------------------------------------------------------------
                                                                                                            August
                                                                                                          Preferred
                                                        Acquired           Probable        June Debt       Stock        Pro Forma
                                    Historical(A)    Properties(B)    Acquisitions(C)     Offering(D)     Offering(E)   Consolidated
                                   ---------------  ----------------  -----------------  -------------  -------------- -------------
     ASSETS
Rental property, net              $   1,757,977      $ 153,806(1)       $      -         $  -           $    -        $ 1,911,783
Development property                    199,080          2,018(1)           62,075 (3)      -                -            263,173
Restricted and unrestricted
  cash                                   20,332             -                  -            -                -             20,332
Other assets                            107,910         36,944(1)(2)        (2,920)(4)       3,057           -            144,991
                                  --------------   --------------      --------------    ----------    ------------   -----------
     Total assets                 $   2,085,299      $ 192,768          $   59,155       $   3,057       $   -         $2,340,279
                                  ==============   ==============      ==============    ==========    ============   ===========

     LIABILITIES
Mortgages and notes payable       $      840,36      $ 192,113(2)       $   59,155 (4) $  (271,943)      $(193,300)       626,391
Senior unsecured notes                                      -                  -           275,000           -            275,000
Other liabilities                        59,966            655(2)              -            -                -             60,621
                                  --------------   --------------      --------------    ----------    ------------  ----------
     Total liabilities                  900,332        192,768              59,155           3,057        (193,300)       962,012

Minority interest                        66,789            -                   -            -                -             66,789

   STOCKHOLDERS' EQUITY
Preferred stock                              17            -                   -            -                   80             97
Common stock                                571            -                   -            -                -                571
Additional paid-in capital            1,183,933            -                   -            -              193,220      1,377,153
Dividends paid in excess of
    earnings                            (66,343)           -                   -            -                -            (66,343)
                                  --------------   --------------      --------------    ----------     ------------- -----------
     Total stockholders' equity       1,118,178            -                   -            -              193,300      1,311,478
                                  --------------   --------------      --------------    -----------    ------------- -----------
     Total liabilities and
       stockholders' equity        $  2,085,299     $   192,768       $     59,155       $   3,057       $   -        $ 2,340,279
                                  ==============   ==============      ==============    ===========    =============  ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
   For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
       (1) the historical operating activity of the properties acquired and OmniOffices;
       (2) the additional interest expense on the line of credit ($15,925 of interest costs net of $2,047 capitalized for the six months ended June 30, 1997 and $57,577 of interest costs net of $8,584 capitalized in 1996) and interest expense on debt assumed in certain acquisitions ($1,497 for the six months ended June 30, 1997 and $13,359 in 1996);
       (3) the depreciation and amortization expense for the acquisitions based on the new accounting basis for the rental property and OmniOffices;
       (4) the historical operating activity of the properties and OmniOffices reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (5) the minority interest share of earnings.

(C) Pro forma adjustments for the probable acquisitions reflect the net interest capitalized on the development properties ($2,171 of interest costs net of $2,278 capitalized for the six months ended June 30, 1997 and $4,437 of interest costs net of $4,656 capitalized in 1996) and the change in minority interest share of earnings.

(D) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the January Offering of common stock.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the April Offering of common stock.

(F) Pro forma adjustment reflects the increase in interest expense of $158 for the six months ended June 30, 1997 and the decrease in interest expense of $6 for 1996, which includes the amortization of deferred financing costs of $188 for the six months ended June 30, 1997 and $373 for 1996, associated with the pay down of amounts outstanding under the line of credit with the proceeds from the issuance of $275 million of senior unsecured notes.

(G) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the line of credit with the proceeds from the August Offering of preferred stock.

(H) Based upon 57,411,043 and 56,931,340 pro forma shares of common stock outstanding and common stock equivalents on a weighted average basis during the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.